Exhibit (25)* to Report
                               on Form 10-K for Fiscal
                              Year Ended June 30, 1997
                           by Parker-Hannifin Corporation



                                  Power of Attorney


              *Numbered in accordance with Item 601 of Regulation S-K.

Securities and Exchange Commission
Washington, D.C.   20549

                          Re:   Parker-Hannifin Corporation

      Commission File No. 1-4982
      Annual Report on Form 10-K
      Authorized Representatives

Gentlemen:

Parker-Hannifin Corporation (the "Company") is the issuer of Securities registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the following "Authorized Representatives" is authorized on his behalf to sign and to submit to the Securities and Exchange Commission Annual Reports on Form 10-K and amendments thereto as required by the Act:

                          Authorized Representatives

                              Duane E. Collins
                              Michael J. Hiemstra
                              Dennis W. Sullivan
                              Joseph D. Whiteman

Each person so signing also confirms the authority of each of the Authorized Representatives named above to do and perform, on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

                                Date                                     Date

       P. S. Parker            8/14/97        Peter Likins             8/14/97
_____________________________   ____     ______________________________  ____
P. S. Parker, Chairman of                P. W. Likins, Director
the Board of Directors

       D. E. Collins           8/14/97        Hector R. Ortino         8/14/97
_____________________________   ____     ______________________________  ____
D. E. Collins, Principal                 H. R. Ortino, Director
Executive Officer and Director

       M. J. Hiemstra          8/14/97        Allan L. Rayfield        8/14/97
_____________________________   ____     ______________________________  ____
M. J. Hiemstra, Principal                A. L. Rayfield, Director
Financial Officer

       H. C. Gueritey, Jr    14 Aug 1997      P. G. Schloemer          8/14/97
_____________________________   ____     ______________________________  ____
H. C. Gueritey, Jr.,                     P. G. Schloemer, Director
Principal Accounting Officer

       J. G. Breen             8/14/97        Wolf R. Schmitt          8/14/97
_____________________________   ____     ______________________________  ____
J. G. Breen, Director                    W. R. Schmitt, Director


       Paul C. Ely, Jr.      Aug 14, 1997     D. L. Starnes            8/14/97
_____________________________   ____     ______________________________  ____
P. C. Ely, Jr., Director                 D. L. Starnes, Director

       Allen H. Ford           8/14/97        Stephanie A. Streeter    8/14/97
_____________________________   ____     ______________________________  ____
A. H. Ford, Director                     S. A. Streeter, Director

     F. A. LePage              8/14/97        D. W. Sullivan           8/14/97
_____________________________   ____     ______________________________  ____
F. A. LePage, Director                   D. W. Sullivan, Director

                                              Michael Treschow         8/14/97
                                         ______________________________  ____
                                         M. A. Treschow, Director